 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2025

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 990 Biscayne Blvd.

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 25, 2025, at a special meeting of stockholders (the “Special Meeting”) of Safe & Green Holdings Corp., a Delaware corporation (the “Company”), the stockholders of the Company voted on the following three (3) proposals and votes were cast as described below. These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1 – 3 as set forth in the Definitive Proxy Statement are as follows:

Proposal No. 1

The stockholders approved to grant discretionary authority to the Company’s board of directors to (i) amend the Company’s articles of incorporation to combine outstanding shares of the Company’s Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a ratio within a range of one-for-ten (1-for-10) to a maximum of a one-for-one-hundred (1-for-100), with the exact ratio to be determined by the board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date of the proposal is approved by stockholders, as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
4,115,971	74,101	1,245	n/a

Proposal No. 2

The stockholders approved, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of the Conversion Shares pursuant to the Series B Preferred Stock, including the issuance of all of the Conversion Shares in excess of 19.99% of the issued and outstanding Common Stock on July 17, 2025, as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
4,107,320	82,643	1,354	n/a

Proposal No. 3

The stockholders approved the adjournment of the Special Meeting, based on the votes set forth below; however, an adjournment was not needed as Proposals 1 and 2 received sufficient number of votes for approval. The results of this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
4,114,648	49,922	26,747	n/a

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: August 26, 2025	By:	/s/ Michael McLaren
		Name:	Michael McLaren
		Title:	Chief Financial Officer

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